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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) NOVEMBER 24, 2004
                                                        -----------------

                              IONICS, INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

         MASSACHUSETTS                   1-7211                  04-2068530
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(State or Other Jurisdiction of       (Commission              (IRS Employer
         Incorporation)               File Number)           Identification No.)

                      65 GROVE STREET
                  WATERTOWN, MASSACHUSETTS                       02472
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          (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (617) 926-2500
                                                   --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On November 24, 2004, Ionics, Incorporated, a Massachusetts corporation ("Ionics") issued a press release announcing the signing of a definitive agreement with General Electric Company, a New York corporation ("General Electric"), and Triton Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of General Electric ("Triton"), pursuant to which Triton will merge with and into Ionics, and the separate corporate existence of Triton shall thereupon cease, and Ionics shall be the surviving corporation in the merger and a wholly-owned subsidiary of General Electric. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         The following Exhibits are filed as part of this report:

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

             99.1 Press Release, dated as of November 24, 2004, announcing the signing of a definitive agreement to be acquired by General Electric Company.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IONICS, INCORPORATED



November 24, 2004                      By: /s/ Stephen Korn
                                       -------------------------
                                       Name: Stephen Korn
                                       Title: Vice President and General Counsel






















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                                  EXHIBIT INDEX

     EXHIBIT NO.    DESCRIPTION
     -----------    -----------

         99.1 Press Release, dated as of November 24, 2004, announcing the signing of a definitive agreement to be acquired by General Electric Company.




























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